Exhibit 99.1

Welcome to the Virtual Annual Meeting of Shareholders Thursday, May 22, 2025 at 1:00 p.m. Pacific Daylight Time (PDT)

Virtual Annual Meeting of Shareholders Today’s Agenda 1. Call to Order and Opening Remarks 2. New Business / Proposals a. To elect 8 members of the Board of Directors, each for a term of one year; b. To approve an amendment to the Company’s Bylaws to increase the range of the permitted number of Directors; c. To approve an advisory proposal on the Company’s 2024 executive compensation; and d. To ratify the selection of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025. 3. Voting on Proposals 4. Closing of the Formal Meeting / Begin Presentation

Virtual Annual Meeting of Shareholders Presentation May 22, 2025

Forward Looking Statement Disclaimer and Basis of Presentation • Forward - looking statements are based on management’s knowledge and belief as of today and include information concerning Heritage Commerce Corp, the holding company (the “Company”) for Heritage Bank of Commerce (the “Bank”), possible or assumed future financial condition, and its results of operations, business and earnings outlook. These forward - looking statements are subject to risks and uncertainties. For a discussion of risk factors which could cause results to differ, please see the Company’s reports on Forms 10 - K and 10 - Q as filed with the Securities and Exchange Commission and the Company’s press releases. Readers should not place undue reliance on the forward - looking statements, which reflect management's view only as of the date hereof. The Company undertakes no obligation to publicly revise these forward - looking statements to reflect subsequent events or circumstances. • Financial results are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and with reference to certain non - GAAP financial measures. However, certain non - GAAP performance measures and ratios are used by management to evaluate and measure the Company’s performance. The Company believes these non - GAAP financial measures are common in the banking industry, and may enhance comparability for peer comparison purposes. These non - GAAP financial measures should be supplemental to primary GAAP financial measures and should not be read in isolation or relied upon as a substitute for primary GAAP financial measures. A reconciliation of GAAP to non - GAAP financial measures are presented in the Company’s reports on Forms 10 - K and 10 - Q as filed with the Securities and Exchange Commission and the Company’s press releases. 4

Heritage Commerce Corp: At a Glance Greater San Francisco Bay Area Strategy Heritage Commerce Corp Greater San Francisco Bay Area Ticker HTBK Headquarters San Jose, CA Assets $5.5 billion Loans $3.5 billion Deposits $4.7 billion 13.6% Total Capital Ratio 15.9% Loan to Deposit Ratio 74.45% Corporate Financials as of March 31, 2025 Common Equity Tier 1 Capital Ratio • Northern California’s premier relationship - focused business bank • Offering a wide range of tailored financial solutions including business loans, deposit and treasury management services • Specialty businesses focused on non - profits, SBA, factoring and home owner association management • Low - cost deposit base, well diversified loan portfolio, strong asset quality, and high levels of capital and liquidity • Well positioned to continue increasing market share, adding clients, and generating profitable growth 5

Management Team Robertson Clay Jones President and Chief Executive Officer Chris Edmonds - Waters Executive Vice President Chief People & Culture Susan Just Executive Vice President Chief Credit Officer Deborah K. Reuter Executive Vice President Chief Risk Officer & Corporate Secretary Janisha Sabnani Executive Vice President General Counsel Sachin Vaidya Executive Vice President Chief Information Officer Karol Watson Executive Vice President Branch Operations Tom Sa Executive Vice President Chief Operating Officer and Interim Chief Financial Officer Glen E. Shu Executive Vice President President, Specialty Finance Group Dustin Warford Executive Vice President Chief Banking Officer Mr . Jones, Mr . Sa, Ms . Reuter and Ms . Sabnani are officers of the Company and the Bank 6

Vibrant Economic Footprint Market Share Branch Deposits Rank Bank Count (In millions) 1 Fremont Bancorp 21 5,007 2 Heritage Commerce Corp 17 4,463 3 Mechanics Bank 21 3,916 4 Bank of Marin Bancorp. 13 2,086 5 Avidbank Holdings Inc. 1 1,740 1 Bank of America, NA 145 212,320 2 Wells Fargo Bank, NA 174 126,324 3 JPMorgan Chase Bank, NA 189 78,293 4 First-Citizens Bank & Trust 7 37,641 5 CitiBank, NA 87 28,338 Total for Market 1,125 588,147 Top Local Regional Banks (1) Top National Franchises (2) See footnotes to these tables on slide 16. 7 GDP and Demographic Real Gross Domestic Product, By County, 2023 (3) Rank in State Rank in Nation Santa Clara 2 6 San Francisco 5 11 San Mateo 6 15 Alameda 7 19 Contra Costa 11 59 Per Capita Personal Income, By MSA, 2023 (4) Rank in Nation San Jose-Sunnyvale-Santa Clara 1 San Francisco-Oakland-Berkeley 5 Employment Unemployment Rate, as of March 2025 (5) Santa Clara County 4.0% San Francisco County 3.7% San Mateo County 3.5% Alameda County 4.3% Contra Costa County 4.4% California State 5.3%

• T otal client deposits increased over $441 million, or a 10 % annualized rate , compared to 2023 • Core loans excluding mortgage loan paydowns increased over $166 million or 6%, compared to 2023 • The fully tax equivalent (“FTE”) net interest margin (2) was 3.25% • A reduction in our cost of funds drove fourth quarter FTE net interest margin (2) up to 3.32% from 3.15% in third quarter; the first quarterly expansion in net interest margin since the fourth quarter of 2022. • Credit quality remains strong, supported by sound reserves for potential credit losses. 2024 Highlights $40.5 million Net income $58.8 million Pre - Provision Net Revenue (“PPNR”) (1) (2) $0.66 Diluted Earnings per Share 1.14% PPNR Return on Avg. Tangible Assets (1) 11.68% PPNR Return on Avg. Tangible Common Equity (2) (1) Net interest income plus noninterest income, less noninterest expense (2) This is a non - GAAP financial measure 8

First Quarter 2025 Highlights Net income was $11.6 million, or $0.19 per averaged diluted common share, up from $10.6 million and $0.17 in the fourth quarter of 2024, respectively A further reduction in our cost of funds drove the FTE net interest margin (1) up to 3.39%, compared to 3.32% for the fourth quarter of 2024 Credit quality was strong and improving with nonperforming loans at $6.3 million, or 0.18% of total loans, while the allowance for credit losses on loans to total loans was 1.38% at quarter - end Liquidity and available lines of credit remain robust at $3 billion Deployment of excess cash into quality investment securities, begun in late December, continued in the first quarter with over $150 million purchased in the quarter (1) This is a non - GAAP financial measure. $11.6 million Net income $16.6 million PPNR (1) $0.19 Diluted Earnings per Share 1.25% PPNR Return on Avg. Tangible Assets (1) 12.98% PPNR Return on Avg. Tangible Common Equity (1) 9

Net Interest Drivers $3,350 $3,336 $3,380 $3,410 $3,492 $3,487 5.39% 5.44% 5.49% 5.42% 5.53% 5.52% Q4-23 Q1-24 Q2-24 Q3-24 Q4-24 Q1-25 Loans Held for Investment and Yield Loans HFI Yield $1,093 $1,041 $894 $842 $846 $948 2.44% 2.42% 2.38% 2.27% 2.27% 2.61% Q4-23 Q1-24 Q2-24 Q3-24 Q4-24 Q1-25 Securities Portfolio and FTE Yield Total Investments FTE Yield $4,378 $4,445 $4,445 $4,730 $4,820 $4,683 1.43% 1.56% 1.75% 1.84% 1.66% 1.54% Q4-23 Q1-24 Q2-24 Q3-24 Q4-24 Q1-25 Deposits and Cost Total Deposits Cost $3,086 $3,203 $3,259 $3,457 $3,606 $3,555 1.98% 2.14% 2.35% 2.49% 2.23% 2.05% Q4-23 Q1-24 Q2-24 Q3-24 Q4-24 Q1-25 Interest Bearing Deposits and Cost Interest Bearing Deposits Cost Balances period - end, dollars in millions

Diversified Loan Portfolio - March 31, 2025 Industrial , 23% (9% of loans) Retail , 30% (12% of Loans) Office , 24% (9% of loans) Mixed - Use, Special Purpose , 22% (9% of loans) Non - Owner Commercial Real Estate (“CRE”) Loans $1.4 Billion $489 M Commercial 14% $1,363 M CRE Non - Owner Occupied 39% $617 M CRE Owner Occupied 18% $136 M Land & Construction 4% $869 M Residential RE 25% $13 M Consumer and other < 1% $3.5 Billion The Bank’s Loan to Deposit Ratio was 74.5% at March 31, 2025, compared to 75.1% a year ago 11

Total Deposits - March 31, 2025 • Total deposits were $4.7 billion, compared to $4.4 billion at March 31, 2024, an increase of 5% • Noninterest bearing deposits represent 24% of total deposits, compared to 28% prior year • Deposit accounts numbered 25,471, with an average balance of $184,000, compared to 24,730 accounts at March 31, 2024, averaging $180,000 • Uninsured deposits were $2.1 billion, or 45% of total deposits, 2025, compared to $2.0 billion, or 45% of total deposits, at March 31, 2024 • The Company’s total available liquidity and borrowing capacity was $3.2 billion, up from $3.0 billion at March 31, 2024 Demand, noninterest - bearing 24% Demand, interest - bearing 20% Savings and money market 29% Time deposits - under $250,000 1% Time deposits - $250,000 and over 5% ICS and CDARS * 21% Total Cost of Deposits of 1.54% Total Deposits: $4,683,268,000 12 * ICS is Client Reciprocal Insured Cash Sweep; CDARS = Client Reciprocal Certificate of Deposit Account Registry Service

Credit Quality at a Glance - March 31, 2025 x ACLL of $48 million represents 7.6x NPAs and 1.2x of Classified Assets x ACLL 1.38% of gross loans x NPAs totaled $6.3 million on 9 loans and 8 relationships x Classified assets totaled $40.0 million, or 0.73% of total assets x No CRE loans included in NPAs x No foreclosed assets on the balance sheet x No Shared National Credits (“SNCs”) or material purchased participations 7% Classified Assets / Tier 1 Capital & Allowance for Credit Losses on Loans (“ACLL”) 0.11% Nonperforming Assets ("NPAs") / Total Assets 0.11% Net Charge - offs / Average Loans For the Quarter 13

Consistent Returns to Shareholders Strong Dividends Stabilize Returns for Equity Holders Dividend Yield as of May 19, 2025: 5.54% $6.55 $6.57 $6.91 $7.46 $8.12 $8.41 $0.48 $0.52 $0.52 $0.52 $0.52 $0.52 2019 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 FY Tangible Book Value Per Share (1) and Dividends Tangible Book Value Per Share (1) Dividends 14 (1) This is a non - GAAP financial measure

Long - Term Strategic Goals Enhance profitability via operating leverage Drive high - quality loan and deposit growth Scale via organic growth and acquisitions to gain efficiency Grow non - interest income through best - in - class service levels Invest in talent and emerging technology A disciplined and strategic approach to delivering value long - term 15

For more information email:

InvestorRelations@herbank.com

Economic and Demographic data footnotes:

(1) HBC ranks second amongst independent community banks headquartered in the Metropolitan Statistical Area ("MSA") of San Francisco-Oakland-Fremont, CA and San Jose-Sunnyvale-Santa Clara, CA. Source: S&P Global Market Intelligence as of June 30, 2024.
(2) San Francisco Bay Area refers to Alameda, Contra Costa, Marin, San Benito, San Francisco, San Mateo, and Santa Clara counties. Source: FDIC, Summary of Deposits as of June 30, 2024
(3) Source: U.S. Bureau of Economic Analysis. Data for the year ended December 31, 2023
(4) Source: U.S. Bureau of Economic Analysis. Data for the year ended December 31, 2023
(5) Source: California Employment Development Department

HERITAGE COMMERCE CORP

16 HERITAGE BANK OF COMMERCE